UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2005

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2005, the stockholders of Quicksilver Resources Inc. (“Quicksilver”) approved the Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan (the “Plan”). In general, the amendments provide for annual grants of restricted stock, rather than annual grants of options, to Quicksilver’s non-employee directors. The foregoing description is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix B to Quicksilver’s Proxy Statement filed on April 18, 2005 and incorporated herein by reference.

On May 17, 2005, the Board of Directors of Quicksilver approved a form of Restricted Share Agreement to evidence awards of restricted stock granted under the Plan. The form of Restricted Share Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

10.1	Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan (filed as Appendix B to Quicksilver’s Proxy Statement, filed April 18, 2005 and included herein by reference)

10.2	Form of Restricted Share Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and
Chief Financial Officer

Date: May 18, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan (filed as Appendix B to Quicksilver’s Proxy Statement, filed April 18, 2005 and included herein by reference)

10.2	Form of Restricted Share Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan